Supplement dated July 10, 2013

to the Prospectus, dated May 1, 2008, as amended

NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE

AND

NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

INVESTING IN

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT – I

This supplement amends the May 1, 2008 prospectus (the “Prospectus”) for the above referenced New York Life variable universal life insurance policies. You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note that, effective July 28, 2013, the hours of availability for the Virtual Service Center (VSC) will be extended on Sundays. Beginning on that date, the VSC system will be available beginning at 7 a.m. Eastern Time on Sundays, instead of at 2 p.m. Eastern Time.

Keeping this purpose in mind, please note the following:

As of July 28, 2013, all references in the Prospectus to the hours of availability for the VSC are hereby deleted and replaced with the following:

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010